SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Real Estate Securities Fund

The following information replaces similar disclosure in the “PAST PERFORMANCE” section of the fund’s prospectus:

CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year–by–year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

14.32	7.77	38.91	31.88	12.19	38.14	-15.50	-38.99	29.94	29.27
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010

Best Quarter: 32.22%, Q3 2009	Worst Quarter: -39.64%, Q4 2008
Year–to–Date as of 3/31/2011: 7.14%

Please Retain This Supplement for Future Reference

May 26, 2011
PROSTKR-78